================================================================================

                               ------------------
                                  ANNUAL REPORT
                               ------------------
                                December 31, 1998
                               ------------------


                                 The Value Line
                                   Fund, Inc.



                                     [LOGO]
                                   VALUE LINE
                                     No Load
                                     Mutual
                                      Funds

The Value Line Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

The U.S. stock market was pulled in two different directions in 1998. For most of the year, stocks posted excellent gains, spurred by a benign domestic economy (with moderate economic growth, low inflation, and declining interest rates) and reasonable corporate profit growth. But during the third quarter, investors were confronted with a wrenching market contraction, with stocks reacting to economic woes in Asia and Latin America, the devaluation of the Russian ruble, and financial difficulties surrounding some high-profile hedge funds.

For shareholders in the Value Line Fund, the year cut on the negative side of the equation. Total returns from your Fund (including reinvested dividends) trailed the unmanaged Standard & Poor's 500 Index by almost two percentage points since July 1st and about eight percentage points over the full year. The actual performance of the Fund and the benchmark are as follows:

                              Value
                            Line Fund    S&P 500
                            ---------    -------
Second half .............     7.59%        9.23%
Full year ...............    20.25        28.58

This disappointing record is partially a function of our reaction to the turbulence during the third quarter. Obviously, all stocks suffered in the July-August time frame as developments in Russia, the Pacific Rim, and Latin America roiled markets worldwide. As a defensive maneuver, we raised cash in the Fund as a cushion against the current volatility and as a reservoir of funds available to buy stocks when market conditions improved. When that improvement arrived in early October, the market went straight up instantaneously, and we were unable to purchase stocks quickly enough to capture the marketis rapid upswing.

One contributor helping to prop up returns in the past year was the Fundis sector allocation, with significant concentrations in technology, financial services, and the health care and drug sectors. Stocks in all of these areas were excellent relative performers during 1998, and in the current economic environment (see our "Economic Observations" nearby) we expect relative outperformance in 1999 as well. We have also increased our exposure to quality retailing stocks over the past six months, since these companies generally operate only within the U.S. and thus are insulated from the ongoing turmoil overseas.

While 1999 may not produce the broad-market results we experienced last year, we still believe that, despite the volatility that defines the stock market in recent years, the year will be rewarding for growth-equity investors. We appreciate your continued confidence in Value Line, and we wish you the best for a healthy and prosperous year.

                                    Sincerely,

                                    /s/ Jean Bernhard Buttner

                                    Jean Bernhard Buttner
                                    Chairman and President

February 1, 1999

--------------------------------------------------------------------------------
2

                                                       The Value Line Fund, Inc.

Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

Steady growth and low inflation continue to be two of the dominant themes in the domestic economy at this time. This enviable performance is underscored by reports that show persisting strength in consumer spending, housing construction, personal income, and employment. Such trends suggest that the economy will expand by more than 3% during the opening quarter of 1999. At the same time, inflation remains quiescent, with producer and consumer price increases still modest, overall, and with selective industrial sectors finding it difficult to implement price increases. In some instances, prices are actually falling.

We believe this modest pace of economic activity will continue over the next several months, with growth averaging 2.5%-3.0% for the year as a whole. Our sense, as well, is that the economic crisis that is still afflicting much of Asia and parts of Latin America (especially Brazil) will gradually recede over the next 12 to 18 months. At the same time, we expect inflation to remain subdued. The Federal Reserve, encouraged by this benign state of economic affairs, will probably maintain its current monetary stance over the next several months, at least. Any subsequent adjustment in rates will probably be modest given the likely absence of excesses in growth or inflation in the domestic economy.


*Performance Data:
                                                                  Growth of
                                                      Average     an Assumed
                                                      Annual     Investment of
                                                    Total Return    $10,000
                                                      ---------  -------------
 1 year ended 12/31/98 ......................          20.25%        $12,025
 5 years ended 12/31/98  ....................          17.72%        $22,610
10 years ended 12/31/98  ....................          17.25%        $49,091

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------

The Value Line Fund, Inc.

--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                             IN THE VALUE LINE FUND
                          AND THE S&P 500 STOCK INDEX*


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]



                              Value Line Fund         S & P 500
                              ---------------         ---------
1/89                             $10,000               $10,000
3/89                             $10,649               $10,707
6/89                             $11,458               $11,651
9/89                             $13,177               $12,897
12/89                            $13,142               $13,161
3/90                             $12,829               $12,767
6/90                             $14,003               $13,568
9/90                             $11,952               $11,706
12/90                            $13,042               $12,760
3/91                             $15,504               $14,613
6/91                             $15,186               $14,580
9/91                             $16,626               $15,360
12/91                            $19,414               $16,647
3/92                             $18,258               $16,227
6/92                             $17,106               $16,535
9/92                             $18,417               $17,056
12/92                            $20,325               $17,915
3/93                             $20,734               $18,697
6/93                             $21,463               $18,788
9/93                             $22,373               $19,274
12/93                            $21,711               $19,721
3/94                             $20,776               $18,973
6/94                             $19,610               $19,053
9/94                             $20,885               $19,985
12/94                            $20,740               $19,982
3/95                             $22,589               $21,927
6/95                             $24,182               $24,020
9/95                             $26,603               $25,929
12/95                            $27,401               $27,490
3/96                             $29,763               $28,965
6/96                             $31,381               $30,265
9/96                             $32,804               $31,201
12/96                            $33,574               $33,802
3/97                             $32,641               $34,704
6/97                             $37,538               $40,762
9/97                             $41,816               $43,819
12/97                            $40,822               $45,077
3/98                             $44,473               $51,364
6/98                             $45,628               $53,060
9/98                             $39,625               $47,782
12/98                            $49,091               $57,958


* The Standard & Poor's 500 Index (S&P 500) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

--------------------------------------------------------------------------------
4

                                                       The Value Line Fund, Inc.

Portfolio Highlights at December 31, 1998 (unaudited)
--------------------------------------------------------------------------------


Ten Largest Holdings

                                                                                  Value       Percentage of
Issue                                                               Shares   (in thousands)    Net Assets
-----------------------------------------------------------------------------------------------------------
EMC Corp. ....................................................      200,000      $17,000          4.1%
Cardinal Health, Inc. ........................................      168,375       12,775          3.1
Pfizer, Inc. .................................................      100,000       12,544          3.0
Omnicom Group, Inc. ..........................................      200,000       11,600          2.8
Staples, Inc. ................................................      255,500       11,162          2.7
Cisco Systems, Inc. ..........................................      115,000       10,674          2.6
Dell Computer Corp. ..........................................      140,000       10,246          2.5
Lilly (Eli) & Co. ............................................      105,000        9,332          2.2
Clear Channel Communications, Inc. ...........................      170,000        9,265          2.2
Dayton Hudson Corp. ..........................................      160,000        8,680          2.1

Five Largest Industry Categories
                                                                     Value      Percentage of
Industry                                                        (in thousands)    Net Assets
-----------------------------------------------------------------------------------------------------------

Computer & Peripherals .......................................     $ 56,528       13.5%
Drug .........................................................       47,344       11.3
Medical Supplies .............................................       27,560        6.6
Retail Store .................................................       22,043        5.3
Computer Software & Services .................................       20,534        4.9

Five Largest Net Security Purchases*
                                                                       Cost
Issue                                                             (in thousands)
-----------------------------------------------------------------------------------------------------------
American Express Co. .........................................      $ 4,989
Ingersoll-Rand Co. ...........................................        4,812
Costco Companies, Inc. .......................................        4,252
Tandy Corp. ..................................................        4,060
Eastman Kodak Co. ............................................        4,032

Five Largest Net Security Sales*
                                                                      Proceeds
Issue                                                              (in thousands)
-----------------------------------------------------------------------------------------------------------
Compuware Corp. ..............................................      $ 8,392
Allstate Corp. (The) .........................................        7,792
TJX Companies, Inc. ..........................................        5,800
PeopleSoft, Inc. .............................................        5,786
ReliaStar Financial Corp. ....................................        4,556

     * For the six month period ended 12/31/98


--------------------------------------------------------------------------------
                                                                               5

The Value Line Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

Shares                                                       Value
                                                         (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (96.3%)

             ADVERTISING (2.8%)
   200,000   Omnicom Group, Inc.....................      $ 11,600

             BANK (3.8%)
   100,000   Mellon Bank Corp.......................         6,875
    60,000   State Street Corp......................         4,174
    75,000   Zions Bancorporation...................         4,678
                                                          --------
                                                            15,727

             BANK--MIDWEST (1.4%)
    45,000   Fifth Third Bancorp....................         3,209
    30,000   Firstar Corporation....................         2,798
                                                          --------
                                                             6,007

             COAL/ALTERNATE
               ENERGY (1.1%)
   100,000   AES Corp.*.............................         4,738

             COMPUTER AND
               PERIPHERALS (13.5%)
   115,000   Cisco Systems, Inc.*...................        10,674
   140,000   Compaq Computer Corp...................         5,871
   140,000   Dell Computer Corp.*...................        10,246
   200,000   EMC Corp.*.............................        17,000
    32,000   International Business
                Machines Corp.......................         5,912
   110,000   Storage Technology Corp.*..............         3,912
    65,000   3Com Corp.*............................         2,913
                                                          --------
                                                            56,528

             COMPUTER SOFTWARE
               & SERVICES (4.9%)
   150,000   BMC Software, Inc.*....................         6,684
   120,000   Computer Associates
                International, Inc..................         5,115
    35,000   Microsoft Corp.*.......................         4,854
    90,000   Oracle Corp.*..........................         3,881
                                                          --------
                                                            20,534

             DIVERSIFIED
               COMPANIES (0.9%)
    50,000   Tyco International, Ltd................       $ 3,772

             DRUG (11.3%)
    25,000   Amgen Inc.*............................         2,614
    25,000   Biogen, Inc.*..........................         2,075
    45,000   Genzyme Corp.*.........................         2,239
   105,000   Lilly (Eli) & Co.......................         9,332
    23,000   Merck & Co., Inc.......................         3,396
   100,000   Pfizer, Inc............................        12,544
    80,000   Schering-Plough Corp...................         4,420
   105,000   Warner-Lambert Co......................         7,895
    45,000   Watson Pharmaceuticals, Inc.*..........         2,829
                                                          --------
                                                            47,344

             ELECTRICAL
               EQUIPMENT (1.2%)
    50,000   General Electric Co....................         5,103

             ENTERTAINMENT (2.2%)
   170,000   Clear Channel
                Communications, Inc.*...............         9,265

             FINANCIAL
               SERVICES (2.8%)
    40,000   American Express Co....................         4,090
   100,000   Citigroup Inc..........................         4,950
    50,000   FINOVA Group, Inc. (The)...............         2,697
                                                          --------
                                                            11,737

             FOOD
               WHOLESALERS (1.0%)
    85,000   U.S. Foodservice, Inc.*................         4,165

             GROCERY (2.7%)
    67,500   Albertson's, Inc.......................         4,299
   115,000   Safeway, Inc.*.........................         7,008
                                                          --------
                                                            11,307

--------------------------------------------------------------------------------
6

                                                       The Value Line Fund, Inc.

                                                               December 31, 1998
--------------------------------------------------------------------------------


             HOMEBUILDING (1.5%)
   140,000   Centex Corp............................       $ 6,309

             HOUSEHOLD
               PRODUCTS (2.2%)
    33,000   Clorox Company (The)...................         3,855
    35,000   Colgate-Palmolive Co...................         3,250
    65,000   Dial Corporation (The).................         1,877
                                                          --------
                                                            8,982
             INSURANCE--
               DIVERSIFIED (0.9%)
    37,500   American International
                Group, Inc..........................         3,623

             INSURANCE--LIFE (1.6%)
    81,000   SunAmerica Inc.........................         6,571

             INTERNET (1.9%)
    50,000   America Online, Inc.*..................         8,000

             MACHINERY (1.1%)
   100,000   Ingersoll-Rand Co......................         4,694

             MEDICAL SUPPLIES (6.6%)
   168,375   Cardinal Health, Inc...................        12,775
    70,000   Guidant Corp...........................         7,718
    40,000   Johnson & Johnson......................         3,355
    50,000   Medtronic, Inc.........................         3,712
                                                          --------
                                                            27,560
             OFFICE EQUIPMENT &
               SUPPLIES (2.7%)
   255,500   Staples, Inc.*.........................        11,162

             OILFIELD SERVICES/
               EQUIPMENT (0.6%)
   100,000   Transocean Offshore, Inc...............         2,681

             PACKAGING &
               CONTAINER (0.7%)
   100,000   Owens-Illinois, Inc.*..................         3,063

             PRECISION
               INSTRUMENT (1.0%)
    55,000   Eastman Kodak Co.......................       $ 3,960

             RECREATION (2.3%)
    85,000   Electronic Arts Inc.*..................         4,771
   100,000   Harley-Davidson, Inc...................         4,737
                                                          --------
                                                             9,508

             RETAIL BUILDING
               SUPPLY (1.6%)
    60,000   Home Depot, Inc. (The).................         3,671
    60,000   Lowe's Companies, Inc..................         3,071
                                                          --------
                                                             6,742

             RETAIL--
               SPECIAL LINES (3.9%)
   125,000   Bed Bath & Beyond Inc.*................         4,266
    97,500   Gap, Inc...............................         5,484
   100,000   Tandy Corp.............................         4,119
    65,000   Williams-Sonoma, Inc.*.................         2,620
                                                          --------
                                                            16,489

             RETAIL STORE (5.3%)
    62,000   Costco Companies, Inc.*................         4,476
   160,000   Dayton Hudson Corp.....................         8,680
    85,000   Kohl's Corp.*..........................         5,222
    45,000   Wal-Mart Stores, Inc...................         3,665
                                                          --------
                                                            22,043

             SECURITIES
               BROKERAGE (1.5%)
   112,500   Schwab (Charles) Corp..................         6,321

             SEMICONDUCTOR (2.7%)
    45,000   Intel Corp.............................         5,335
    90,000   Maxim Integrated
                Products, Inc.*.....................         3,932
    45,000   Vitesse Semiconductor Corp.*...........         2,053
                                                          --------
                                                            11,320

--------------------------------------------------------------------------------
                                                                               7

The Value Line Fund, Inc.

Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------


             TELECOMMUNICATIONS   EQUIPMENT (2.3%)
    25,000   Lucent Technologies Inc................       $ 2,750
   100,000   Tellabs, Inc.*.........................         6,856
                                                          --------
                                                             9,606

             TELECOMMUNICATION
               SERVICES (3.3%)
    90,000   AirTouch
                Communications, Inc.*...............         6,491
   100,000   MCI WorldCom, Inc.*....................         7,175
                                                          --------
                                                            13,666

             THRIFT (1.5%)
    58,500   Federal Home Loan
                Mortgage Corp.......................         3,770
    32,000   Federal National
                Mortgage Association................         2,368
                                                          --------
                                                             6,138

             TOBACCO (1.0%)
    80,000   Philip Morris Companies, Inc...........         4,280

             TRUCKING/
               TRANSPORTATION
               LEASING (0.5%)
    60,000   CNF Transportation Inc.................         2,254
                                                          --------

             TOTAL COMMON STOCKS
             AND TOTAL INVESTMENT SECURITIES (96.3%)
             (Cost $229,168,000) ...................       402,799
                                                          --------


                                                            Value
  Principal                                              (in thousands
  Amounts                                                 except per
(in thousands)                                          share amount)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.5%)
(including accrued interest)
$14,800      Collateralized by $11,955,000
                U.S. Treasury Bonds 10 3/4%,
                due 2/15/03, with a value of
                $15,089,000 (with Morgan
                Stanley & Co., Inc.
                4.62%, dated 12/31/98,
                due 1/4/99, delivery value
                of $14,808,000).....................      $ 14,802

CASH AND RECEIVABLES
LESS LIABILITIES (0.2%) ............................           838
                                                          --------
NET ASSETS (100%) ..................................      $418,439
                                                          ========

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($418,439,246 / 18,474,434 shares of
capital stock outstanding) .........................       $ 22.65
                                                          ========

* Non-income producing


                                              See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                                       The Value Line Fund, Inc.

Statement of Assets
and Liabilities at December 31, 1998
--------------------------------------------------------------------------------

                                                          Dollars
                                                        (in thousands
                                                      except per share
                                                           amount)
                                                      ---------------
Assets:
Investment securities, at value
  (Cost--$229,168).................................       $402,799
Repurchase agreement (Cost--$14,802) ..............         14,802
Cash .............................................            104
Receivable for capital shares sold ...............          1,227
Dividends & interest receivable ..................            195
                                                         --------
      Total Assets  ..............................        419,127
                                                         --------
Liabilities:
Payable for capital shares repurchased............            385
Accrued expenses:
  Advisory fee ...................................            220
  Other ..........................................             83
                                                         --------
      Total Liabilities ..........................            688
                                                         --------
Net Assets .......................................       $418,439
                                                         ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  18,474,434 shares)..............................       $ 18,474
Additional paid-in capital .......................        218,417
Undistributed net realized gain
  on investments..................................          7,917
Net unrealized appreciation
  of investments .................................        173,631
                                                         --------
Net Assets .......................................       $418,439
                                                         ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($418,439,246/18,474,434
  shares outstanding) ............................        $ 22.65
                                                         ========


                                            Statement of Operations
                                            for the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                         Dollars
                                                     (in thousands)
                                                      ------------
Investment Income:
Dividends ........................................       $ 1,948
Interest .........................................         1,615
                                                         -------
    Total Income .................................         3,563
                                                         -------
Expenses:
Advisory fee .....................................         2,529
Transfer agent fees ..............................           168
Postage ..........................................            57
Custodian fees ...................................            46
Auditing and legal fees ..........................            38
Printing and stationery ..........................            36
Telephone and wire charges .......................            33
Registration and filing fees .....................            18
Directors' fees and expenses .....................            15
Insurance, dues and other ........................            15
                                                         -------
    Total Expenses before
      Custody Credits ............................         2,955
    Less: Custody Credits ........................            (4)
                                                         -------
    Net Expenses .................................         2,951
                                                         -------
Net Investment Income ............................           612
                                                         -------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ............................        13,338
    Change in Net Unrealized
      Appreciation ...............................        58,617
                                                         -------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments .................................        71,955
                                                         -------
Net Increase in Net Assets
  from Operations ................................       $72,567
                                                         =======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

The Value Line Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                                1998           1997
                                                                            -------------------------
                                                                              (Dollars in thousands)
Operations:
  Net investment income ...............................................      $   612          $ 2,391
  Net realized gain on investments ....................................       13,338           48,276
  Change in net unrealized appreciation ...............................       58,617           19,978
                                                                            -------------------------
Net increase in net assets from operations.............................       72,567           70,645
                                                                            -------------------------

Distributions to Shareholders:
  Net investment income ...............................................         (646)          (2,392)
  Net realized gain from investment transactions ......................       (8,809)         (63,076)
                                                                            -------------------------
  Total distributions .................................................       (9,455)         (65,468)
                                                                            -------------------------

Capital Share Transactions:
  Proceeds from sale of shares ........................................      107,298          110,688
  Proceeds from reinvestment of distributions to shareholders .........        8,871           61,277
  Cost of shares repurchased ..........................................     (143,273)        (143,582)
                                                                            -------------------------
  (Decrease) Increase from capital share transactions..................      (27,104)          28,383
                                                                            -------------------------

Total Increase ........................................................       36,008           33,560

Net Assets:
  Beginning of year ...................................................      382,431          348,871
                                                                            -------------------------
  End of year .........................................................     $418,439         $382,431
                                                                            =========================
Undistributed net investment income, at end of year ...................     $    --          $     34
                                                                            =========================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                                       The Value Line Fund, Inc.

Notes to Financial Statements                                  December 31, 1998
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securiites are valued at amortized cost.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

--------------------------------------------------------------------------------
                                                                              11

The Value Line Fund, Inc.

Notes to Financial Statements                                  December 31, 1998
--------------------------------------------------------------------------------


2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                      Year Ended     Year Ended
                                                      December 31,  December 31,
                                                          1998          1997
                                                      --------------------------
Shares sold ....................................        5,360           5,344
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ............................          411           3,348
                                                       ----------------------
                                                        5,771           8,692
Shares repurchased .............................        7,124           6,949
                                                       ----------------------
Net (decrease) increase ........................       (1,353)          1,743
                                                       ======================
Dividends per share from
  net investment income ........................       $  .03          $.1416
                                                       ======================
Distributions per share from
  net realized gains ...........................       $ .491          $3.792
                                                       ======================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                   Year Ended
                                                  December 31,
                                                      1998
                                                 --------------
                                                 (in thousands)
Purchases:
Investment Securities ..........................    $344,079
                                                    ========
Sales:
Investment Securities ..........................    $349,117
                                                    ========


At December 31, 1998, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $243,970,000. The aggregate appreciation and depreciation of investments at December 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $174,079,000 and $448,000, respectively, resulting in a net appreciation of $173,631,000.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $2,529,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1998. This was computed at an annual rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1998, the Fund paid brokerage commissions totalling $350,987 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 897,868 shares of the Fund's capital stock, representing 4.9% of the outstanding shares at December 31, 1998. In addition, certain officers and directors of the Fund owned 169,568 shares of the Fund, representing 0.9% of the outstanding shares.

--------------------------------------------------------------------------------
12

                                                       The Value Line Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                          Years Ended December 31,
                                                   -------------------------------------------------------------------------------
                                                     1998              1997               1996               1995            1994
                                                   -------------------------------------------------------------------------------
Net asset value, beginning of year ........        $19.29             $19.29             $17.63             $14.36          $17.90
                                                   -------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income .................           .03                .14                .11                .12             .10
    Net gains or losses on securities
      (both realized and unrealized) ......          3.85               3.79               3.88               4.47            (.93)
                                                   -------------------------------------------------------------------------------
  Total from investment operations ........          3.88               3.93               3.99               4.59            (.83)
                                                   -------------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income ....          (.03)              (.14)              (.11)              (.12)           (.10)
  Distributions from capital gains ........          (.49)             (3.79)             (2.22)             (1.20)          (2.61)
                                                   -------------------------------------------------------------------------------
  Total distributions .....................          (.52)             (3.93)             (2.33)             (1.32)          (2.71)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ..............        $22.65             $19.29             $19.29             $17.63          $14.36
                                                   ===============================================================================
Total return ..............................         20.25%             21.59%             22.52%             32.12%         -4.47%
                                                   ===============================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....      $418,439           $382,431           $348,871           $317,569        $272,763
Ratio of expenses to average net assets ...           .77%(1)            .78%(1)            .80%(1)            .83%            .82%
Ratio of net investment income to
  average net assets ......................           .16%               .63%               .55%               .73%            .54%
Portfolio turnover rate ...................            98%                68%                54%                78%            150%

(1) After offset for custody credits. Excluding the custody credits would not have changed the expense ratio.


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                              13

The Value Line Fund, Inc.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

February 12, 1999

--------------------------------------------------------------------------------

                          Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------
                 Federal Tax Status of Distributions (unaudited)

For corporate taxpayers 100.00% of the ordinary income distributions paid during the calendar year 1998 qualify for the corporate dividends received deductions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

                                                       The Value Line Fund, Inc.

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------
                                                                              15

The Value Line Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week or visit us @ www.valueline.com. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Philip J. Orlando
                      Vice President
                      Alan N. Hoffman
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).




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